UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2004

                              KRAMONT REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)


         Maryland                     1-15923                25-6703702
-----------------------------    ----------------       --------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
    of incorporation                 Number)            Identification No.)
     or organization)



                                 Plymouth Plaza
                            580 West Germantown Pike
                      Plymouth Meeting, Pennsylvania 19462
       ------------------------------------------------------------------
          (Address, including zip code, of Principal Executive Offices)
       Registrant's telephone number, including area code: (610) 825-7100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

On December 19, 2004, the Registrant entered into a definitive agreement to be acquired by affiliates of Centro Properties Limited. The press release announcing the agreement is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

      EXHIBIT NO.                   DESCRIPTION
      ----------                    -----------
      99.1                          Press Release announcing definitive
                                    agreement for the Registrant to be acquired.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KRAMONT REALTY TRUST




Date: December 20, 2004               By: /s/ Carl E. Kraus
                                          -----------------
                                          Carl E. Kraus
                                          Chief Financial Officer